UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2022

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock - $0.01 par value	LEE	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	LEE	The Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2022, the Board of Directors (the “Board”) of Lee Enterprises, Incorporated (the “Company”) elected Shaun E. McAlmont, PhD, as a member of the Board. Dr. McAlmont’s term commences on May 9, 2022. The Board has determined that Dr. McAlmont is an independent director under SEC and NASDAQ rules. Dr. McAlmont has not yet been named to a committee of the Board.

Like the other non-employee members of the Board, Dr. McAlmont will receive an annual cash retainer of $100,000 for his service on the Board (prorated to reflect the date his service commences).

Under the Company’s 2020 Long-Term Incentive Plan (“2020 Plan”), in 2021, non-employee directors received an annual grant of restricted common stock valued in the amount of $50,000. Under the 2020 Plan, on June 1 of each year following his appointment to the Board, Dr. McAlmont will receive an award of restricted common stock valued in an amount determined by the Board from time to time. The Stock Plan enables non-employee directors to increase their ownership of shares of our Common Stock and thereby align their interests more closely with the interests of our other stockholders. Under the 2020 Plan, a restricted stock award to a non-employee director vests on the first anniversary of the date of the award.

A copy of the news release announcing Dr. McAlmont’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On May 9, 2022, pursuant to Article III, Section I of the Second Amended and Restated Bylaws of the Company, the Board fixed the number of directors of the Board at nine (9), increasing the size of the Board by one.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release of Lee Enterprises, Incorporated dated May 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: May 9, 2022	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer,
and Treasurer

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